UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-21949

Deutsche High Income Opportunities Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30/2017

Date of reporting period:	3/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2017

Semiannual Report
to Shareholders

Deutsche High Income Opportunities Fund, Inc.

Ticker Symbol: DHG

Contents

3 Performance Summary

4 Important Notice

5 Portfolio Management Team

6 Portfolio Summary

11 Investment Portfolio

29 Statement of Assets and Liabilities

30 Statement of Operations

31 Statement of Cash Flows

32 Statements of Changes in Net Assets

33 Financial Highlights

34 Notes to Financial Statements

43 Liquidation and Dissolution — Amendment to the Fund's Articles of Incorporation

45 Dividend Reinvestment and Cash Purchase Plan

48 Advisory Agreement Board Considerations and Fee Evaluation

52 Additional Information

54 Privacy Statement

The fund seeks high current income with a secondary objective of total return.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2017 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 3/31/17
Deutsche High Income Opportunities Fund, Inc.	6-Month‡	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.00%	12.38%	6.63%	–0.25%
Based on Market Price(a)	6.50%	16.13%	5.27%	–0.51%
BofA Merrill Lynch US High Yield Master II Constrained Index(b)	4.64%	16.87%	6.85%	7.43%
Morningstar Closed-End High Yield Bond Funds Category(c)	5.13%	17.82%	7.73%	6.50%

On November 5, 2010, the Fund adopted its current investment policies. Prior to that date the Fund was known as DWS Dreman Value Income Edge Fund, Inc., and its investment objective was to seek to achieve a high level of total return. Performance prior to November 5, 2010 should not be considered representative of the present Fund.

Net Asset Value and Market Price
	As of 3/31/17	As of 9/30/16
Net Asset Value	$ 15.22	$ 15.20
Market Price	$ 14.65	$ 14.15

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 3/31/17: Income Dividends	$ .41
March Income Dividend	$ .0675
Current Annualized Distribution Rate (Based on Net Asset Value) as of 3/31/17†	5.32%
Current Annualized Distribution Rate (Based on Market Price) as of 3/31/17†	5.53%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on March 31, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

‡ Total returns shown for periods less than one year are not annualized.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended March 31, 2017 was 2.30% (1.50% excluding interest expense).

(b) BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of U.S.-dollar denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

(c) Morningstar's Closed-End High Yield Bond Funds category represents portfolios that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities, where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

Important Notice

At the Fund’s 2015 Annual Meeting held on September 30, 2015, the Fund’s stockholders approved the amendment to the Fund’s Articles of Incorporation, limiting the Fund’s term of existence until March 30, 2018, or such earlier date as may be determined by the Fund’s Board, at which time the Fund will be liquidated.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Portfolio Summary (Unaudited)

Investment Portfolio as of March 31, 2017 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 128.8%
Consumer Discretionary 35.6%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022	270,000	276,413
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026	710,000	696,687
Allison Transmission, Inc., 144A, 5.0%, 10/1/2024	555,000	560,550
Ally Financial, Inc.:
3.25%, 2/13/2018	1,765,000	1,776,561
3.25%, 11/5/2018	825,000	830,676
3.5%, 1/27/2019	1,445,000	1,455,837
4.125%, 3/30/2020	1,110,000	1,132,200
4.25%, 4/15/2021	910,000	928,200
5.75%, 11/20/2025	1,125,000	1,151,719
Altice Financing SA:
144A, 6.5%, 1/15/2022	320,000	335,357
144A, 7.5%, 5/15/2026	1,180,000	1,253,750
Altice Finco SA, 144A, 9.875%, 12/15/2020	420,000	442,260
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026	1,180,000	1,212,450
AMC Entertainment Holdings, Inc., 144A, 5.875%, 11/15/2026	620,000	626,975
AMC Networks, Inc., 5.0%, 4/1/2024	1,080,000	1,080,000
American Axle & Manufacturing, Inc.:
144A, 6.25%, 4/1/2025	890,000	891,112
144A, 6.5%, 4/1/2027	1,110,000	1,106,526
Asbury Automotive Group, Inc., 6.0%, 12/15/2024	1,905,000	1,966,912
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021	620,000	620,000
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023	375,000	399,375
Boyd Gaming Corp., 6.875%, 5/15/2023	310,000	334,025
CalAtlantic Group, Inc., 5.25%, 6/1/2026	770,000	767,112
Caleres, Inc., 6.25%, 8/15/2023	250,000	260,625
Carlson Travel, Inc.:
144A, 6.75%, 12/15/2023	600,000	624,000
144A, 9.5%, 12/15/2024	1,160,000	1,215,100
CCO Holdings LLC:
144A, 5.125%, 5/1/2023	830,000	854,900
144A, 5.125%, 5/1/2027	990,000	994,950
144A, 5.5%, 5/1/2026	4,545,000	4,704,075
144A, 5.875%, 4/1/2024	625,000	659,375
144A, 5.875%, 5/1/2027	1,035,000	1,086,750
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021	1,190,000	1,207,850
144A, 6.375%, 9/15/2020	541,000	557,230
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022	445,000	451,675
Series B, 6.5%, 11/15/2022	665,000	691,600
Series A, 7.625%, 3/15/2020	105,000	104,213
CSC Holdings LLC:
5.25%, 6/1/2024	465,000	463,256
144A, 5.5%, 4/15/2027	2,065,000	2,098,556
144A, 6.625%, 10/15/2025	260,000	282,750
6.75%, 11/15/2021	1,500,000	1,626,562
144A, 10.125%, 1/15/2023	1,015,000	1,177,400
144A, 10.875%, 10/15/2025	1,150,000	1,382,875
Dana, Inc., 5.5%, 12/15/2024	385,000	389,813
DISH DBS Corp.:
4.25%, 4/1/2018	530,000	538,782
5.125%, 5/1/2020	2,000,000	2,085,000
6.75%, 6/1/2021	145,000	156,509
Dollar Tree, Inc.:
5.25%, 3/1/2020	2,100,000	2,163,420
5.75%, 3/1/2023	665,000	708,225
Eagle II Acquisition Co., LLC, 144A, 6.0%, 4/1/2025	440,000	453,200
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020	740,000	753,875
5.25%, 4/15/2023	1,071,000	1,101,523
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026	795,000	814,875
5.125%, 11/15/2023	360,000	375,300
Group 1 Automotive, Inc.:
5.0%, 6/1/2022	880,000	886,600
144A, 5.25%, 12/15/2023	1,265,000	1,277,650
Hanesbrands, Inc., 144A, 4.625%, 5/15/2024	640,000	631,200
HD Supply, Inc.:
144A, 5.25%, 12/15/2021	565,000	593,956
144A, 5.75%, 4/15/2024	300,000	315,540
Hilton Worldwide Finance LLC, 144A, 4.625%, 4/1/2025	315,000	318,843
Hot Topic, Inc., 144A, 9.25%, 6/15/2021	285,000	276,450
Lennar Corp.:
4.125%, 1/15/2022	795,000	800,716
4.75%, 11/15/2022	890,000	916,700
MDC Partners, Inc., 144A, 6.5%, 5/1/2024	225,000	214,594
Mediacom Broadband LLC, 6.375%, 4/1/2023	800,000	838,000
NCL Corp., Ltd.:
144A, 4.625%, 11/15/2020	520,000	531,050
144A, 4.75%, 12/15/2021	435,000	441,525
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022	290,000	296,525
Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027	670,000	664,975
Penske Automotive Group, Inc.:
5.375%, 12/1/2024	660,000	661,650
5.5%, 5/15/2026	575,000	563,500
PulteGroup, Inc., 4.25%, 3/1/2021	2,150,000	2,209,125
Quebecor Media, Inc., 5.75%, 1/15/2023	375,000	390,938
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021	140,000	142,450
Sally Holdings LLC, 5.625%, 12/1/2025	905,000	903,869
Scientific Games International, Inc., 144A, 7.0%, 1/1/2022	2,140,000	2,284,450
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021	235,000	238,525
SFR Group SA:
144A, 6.0%, 5/15/2022	1,455,000	1,507,744
144A, 7.375%, 5/1/2026	1,570,000	1,617,100
Sirius XM Radio, Inc., 144A, 5.375%, 7/15/2026	915,000	935,587
Springs Industries, Inc., 6.25%, 6/1/2021	565,000	580,538
Suburban Propane Partners LP, 5.75%, 3/1/2025	280,000	275,800
Tenneco, Inc., 5.0%, 7/15/2026	480,000	470,098
Toll Brothers Finance Corp., 4.875%, 11/15/2025	590,000	594,425
TRI Pointe Group, Inc.:
4.375%, 6/15/2019	280,000	286,300
4.875%, 7/1/2021	2,455,000	2,528,650
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023	1,630,000	1,695,021
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025	2,080,000	2,093,000
Viacom, Inc.:
5.875%, 2/28/2057	260,000	265,200
6.25%, 2/28/2057	275,000	277,200
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025	520,000	496,600
144A, 8.5%, 10/15/2022	375,000	389,063
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026	975,000	979,875
144A, 5.5%, 8/15/2026	565,000	573,475
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023	275,000	277,750
Ziggo Bond Finance BV, 144A, 5.875%, 1/15/2025	330,000	332,475
		82,403,693
Consumer Staples 3.9%
Aramark Services, Inc.:
4.75%, 6/1/2026	1,875,000	1,886,719
5.125%, 1/15/2024	370,000	388,038
B&G Foods, Inc., 5.25%, 4/1/2025 (a)	1,335,000	1,346,681
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023	345,000	370,153
Chobani LLC, 144A, 7.5%, 4/15/2025 (a)	150,000	153,563
Cott Beverages, Inc., 5.375%, 7/1/2022	855,000	872,100
FAGE International SA, 144A, 5.625%, 8/15/2026	395,000	395,988
JBS Investments GmbH, 144A, 7.25%, 4/3/2024	935,000	967,725
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025	405,000	409,050
144A, 7.25%, 6/1/2021	1,015,000	1,042,912
144A, 8.25%, 2/1/2020	295,000	302,375
Post Holdings, Inc.:
144A, 5.5%, 3/1/2025	355,000	356,775
144A, 5.75%, 3/1/2027	445,000	443,887
		8,935,966
Energy 18.1%
Antero Midstream Partners LP, 144A, 5.375%, 9/15/2024	470,000	477,050
Antero Resources Corp.:
5.125%, 12/1/2022	685,000	693,991
5.375%, 11/1/2021	495,000	508,410
5.625%, 6/1/2023	400,000	409,000
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022	430,000	435,375
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	520,000	521,300
Cheniere Corpus Christi Holdings LLC:
144A, 5.875%, 3/31/2025	665,000	693,262
144A, 7.0%, 6/30/2024	880,000	969,100
Chesapeake Energy Corp., 144A, 8.0%, 1/15/2025	400,000	400,000
Continental Resources, Inc.:
4.5%, 4/15/2023	1,075,000	1,046,104
5.0%, 9/15/2022	2,530,000	2,555,300
Crestwood Midstream Partners LP:
144A, 5.75%, 4/1/2025	495,000	505,519
6.25%, 4/1/2023	445,000	461,687
DCP Midstream Operating LP, 2.7%, 4/1/2019	1,000,000	990,000
Diamondback Energy, Inc., 144A, 4.75%, 11/1/2024	815,000	819,808
Energy Transfer Equity LP, 7.5%, 10/15/2020	3,000,000	3,345,000
EP Energy LLC:
144A, 8.0%, 11/29/2024	275,000	288,750
144A, 8.0%, 2/15/2025	575,000	534,750
Gulfport Energy Corp.:
144A, 6.0%, 10/15/2024	250,000	242,500
144A, 6.375%, 5/15/2025	400,000	393,000
6.625%, 5/1/2023	205,000	207,306
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024	375,000	351,563
144A, 5.75%, 10/1/2025	715,000	689,975
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024	535,000	560,412
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019	325,000	332,313
Laredo Petroleum, Inc., 6.25%, 3/15/2023	610,000	619,150
MEG Energy Corp.:
144A, 6.375%, 1/30/2023	1,250,000	1,117,187
144A, 6.5%, 1/15/2025	933,000	933,000
Murphy Oil Corp., 6.875%, 8/15/2024	415,000	439,900
Newfield Exploration Co.:
5.375%, 1/1/2026	300,000	313,320
5.75%, 1/30/2022	390,000	413,888
Noble Holding International Ltd.:
7.7%, 4/1/2025	320,000	301,600
7.75%, 1/15/2024	1,305,000	1,252,800
Oasis Petroleum, Inc.:
6.875%, 3/15/2022	140,000	143,500
6.875%, 1/15/2023	50,000	50,875
Parsley Energy LLC:
144A, 5.25%, 8/15/2025	230,000	232,300
144A, 5.375%, 1/15/2025	360,000	364,500
PDC Energy, Inc., 144A, 6.125%, 9/15/2024	465,000	476,625
Peabody Securities Finance Corp.:
144A, 6.0%, 3/31/2022	95,000	94,466
144A, 6.375%, 3/31/2025	705,000	701,475
Petrobras Global Finance BV, 6.125%, 1/17/2022	112,000	117,544
Precision Drilling Corp., 144A, 7.75%, 12/15/2023	285,000	299,963
Range Resources Corp.:
4.875%, 5/15/2025	815,000	780,362
144A, 5.0%, 8/15/2022	400,000	396,000
144A, 5.875%, 7/1/2022	375,000	386,250
Rice Energy, Inc., 7.25%, 5/1/2023	105,000	111,825
Rowan Companies, Inc., 7.375%, 6/15/2025	440,000	442,200
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021	1,240,000	1,336,050
5.625%, 4/15/2023	1,000,000	1,084,902
144A, 5.875%, 6/30/2026	940,000	1,036,432
Summit Midstream Holdings LLC, 5.75%, 4/15/2025	255,000	253,725
Sunoco LP:
5.5%, 8/1/2020	300,000	303,000
6.375%, 4/1/2023	300,000	304,500
Targa Resources Partners LP, 144A, 5.375%, 2/1/2027	440,000	455,400
Tesoro Corp.:
4.25%, 10/1/2017	400,000	402,500
144A, 4.75%, 12/15/2023	310,000	319,948
144A, 5.125%, 12/15/2026	720,000	755,280
Tesoro Logistics LP:
5.25%, 1/15/2025	1,115,000	1,165,175
6.125%, 10/15/2021	200,000	209,250
6.375%, 5/1/2024	450,000	487,125
Trinidad Drilling Ltd., 144A, 6.625%, 2/15/2025	215,000	214,731
Weatherford International Ltd.:
4.5%, 4/15/2022	660,000	631,950
144A, 9.875%, 2/15/2024	1,070,000	1,238,525
Whiting Petroleum Corp.:
5.75%, 3/15/2021	770,000	762,300
6.25%, 4/1/2023	465,000	462,675
WildHorse Resource Development Corp., 144A, 6.875%, 2/1/2025	990,000	945,450
WPX Energy, Inc., 7.5%, 8/1/2020	975,000	1,033,500
		41,822,623
Financials 5.2%
Aircastle Ltd., 4.125%, 5/1/2024	975,000	976,219
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017	470,000	475,875
CIT Group, Inc.:
3.875%, 2/19/2019	2,130,000	2,180,587
5.0%, 8/15/2022	1,000,000	1,046,870
5.25%, 3/15/2018	1,545,000	1,586,522
Dana Financing Luxembourg Sarl:
144A, 5.75%, 4/15/2025 (a)	1,325,000	1,336,594
144A, 6.5%, 6/1/2026	995,000	1,037,287
E*TRADE Financial Corp.:
4.625%, 9/15/2023	395,000	404,677
5.375%, 11/15/2022	345,000	361,399
International Lease Finance Corp.:
3.875%, 4/15/2018	1,370,000	1,396,751
6.25%, 5/15/2019	605,000	651,882
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021	230,000	243,800
Morgan Stanley, Series H, 5.45%, 7/15/2019	295,000	300,340
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022	69,000	71,027
		12,069,830
Health Care 8.9%
Alere, Inc., 144A, 6.375%, 7/1/2023	400,000	406,500
Endo Finance LLC:
144A, 5.375%, 1/15/2023	425,000	366,826
144A, 5.75%, 1/15/2022	420,000	382,200
Endo Ltd.:
144A, 6.0%, 7/15/2023	445,000	389,375
144A, 6.0%, 2/1/2025	290,000	247,225
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019	405,000	428,288
144A, 6.5%, 9/15/2018	210,000	222,600
Fresenius Medical Care U.S. Finance, Inc., 144A, 5.75%, 2/15/2021	235,000	254,388
HCA, Inc.:
4.5%, 2/15/2027	780,000	780,000
4.75%, 5/1/2023	1,000,000	1,042,500
5.25%, 6/15/2026	980,000	1,031,450
5.875%, 2/15/2026	1,450,000	1,529,750
6.5%, 2/15/2020	2,155,000	2,358,389
7.5%, 2/15/2022	804,000	919,575
Hill-Rom Holdings, Inc., 144A, 5.0%, 2/15/2025	315,000	314,606
Hologic, Inc., 144A, 5.25%, 7/15/2022	200,000	209,750
Horizon Pharma, Inc., 6.625%, 5/1/2023	325,000	318,500
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024	610,000	620,370
5.5%, 12/1/2021	515,000	534,312
5.875%, 12/1/2023	520,000	535,600
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020	170,000	170,213
144A, 5.625%, 10/15/2023	310,000	295,275
Tenet Healthcare Corp.:
4.631%*, 6/15/2020	380,000	381,900
6.0%, 10/1/2020	700,000	740,250
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020	765,000	684,675
144A, 5.875%, 5/15/2023	705,000	547,256
144A, 6.125%, 4/15/2025	2,070,000	1,593,900
144A, 6.5%, 3/15/2022	430,000	442,362
144A, 7.0%, 3/15/2024	1,035,000	1,062,169
144A, 7.5%, 7/15/2021	1,985,000	1,739,356
		20,549,560
Industrials 10.0%
ADT Corp.:
3.5%, 7/15/2022	285,000	272,888
5.25%, 3/15/2020	635,000	663,575
6.25%, 10/15/2021	880,000	956,472
Air Lease Corp., 4.75%, 3/1/2020	535,000	567,443
Allegion PLC, 5.875%, 9/15/2023	205,000	218,838
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020	490,000	478,975
Belden, Inc., 144A, 5.5%, 9/1/2022	660,000	673,200
Bombardier, Inc.:
144A, 5.75%, 3/15/2022	595,000	582,356
144A, 6.0%, 10/15/2022	485,000	478,089
144A, 8.75%, 12/1/2021	177,000	193,815
Covanta Holding Corp.:
5.875%, 3/1/2024	430,000	436,450
5.875%, 7/1/2025	340,000	340,638
DR Horton, Inc., 4.0%, 2/15/2020	185,000	192,478
EnerSys, 144A, 5.0%, 4/30/2023	105,000	105,656
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019	235,000	242,050
FTI Consulting, Inc., 6.0%, 11/15/2022	375,000	388,125
Garda World Security Corp., 144A, 7.25%, 11/15/2021	540,000	521,100
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021	810,000	839,362
144A, 5.0%, 11/15/2025	360,000	376,200
IHO Verwaltungs GmbH, 144A, 4.125%, 9/15/2021 (PIK)	585,000	587,925
Kenan Advantage Group, Inc., 144A, 7.875%, 7/31/2023	505,000	516,362
Koppers, Inc., 144A, 6.0%, 2/15/2025	855,000	882,787
Masonite International Corp., 144A, 5.625%, 3/15/2023	435,000	443,913
Moog, Inc., 144A, 5.25%, 12/1/2022	340,000	348,500
Novelis Corp.:
144A, 5.875%, 9/30/2026	990,000	1,011,037
144A, 6.25%, 8/15/2024	550,000	573,375
Oshkosh Corp.:
5.375%, 3/1/2022	322,000	334,478
5.375%, 3/1/2025	50,000	51,625
Park Aerospace Holdings Ltd.:
144A, 5.25%, 8/15/2022	145,000	150,800
144A, 5.5%, 2/15/2024	1,005,000	1,045,200
Ply Gem Industries, Inc., 6.5%, 2/1/2022	810,000	845,058
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023	60,000	65,775
Ritchie Bros Auctioneers, Inc., 144A, 5.375%, 1/15/2025	385,000	393,663
Spirit AeroSystems, Inc., 5.25%, 3/15/2022	540,000	562,314
Summit Materials LLC:
6.125%, 7/15/2023	600,000	612,000
8.5%, 4/15/2022	250,000	275,000
United Rentals North America, Inc.:
5.5%, 5/15/2027	910,000	919,100
5.875%, 9/15/2026	680,000	708,900
6.125%, 6/15/2023	45,000	47,025
7.625%, 4/15/2022	203,000	211,374
Welbilt, Inc., 9.5%, 2/15/2024	250,000	288,125
WESCO Distribution, Inc., 5.375%, 6/15/2024	490,000	502,250
XPO Logistics, Inc., 144A, 6.125%, 9/1/2023	210,000	218,400
ZF North America Capital, Inc.:
144A, 4.0%, 4/29/2020	835,000	857,962
144A, 4.5%, 4/29/2022	1,120,000	1,166,200
144A, 4.75%, 4/29/2025	900,000	931,500
		23,078,358
Information Technology 7.9%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020	205,000	210,381
Cardtronics, Inc.:
5.125%, 8/1/2022	280,000	283,500
144A, 5.5%, 5/1/2025 (a)	760,000	768,550
CDW LLC:
5.0%, 9/1/2025	385,000	392,700
6.0%, 8/15/2022	755,000	801,674
Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025	835,000	855,875
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021	1,270,000	1,328,096
144A, 5.875%, 6/15/2021	390,000	410,019
Entegris, Inc., 144A, 6.0%, 4/1/2022	290,000	302,687
First Data Corp., 144A, 7.0%, 12/1/2023	600,000	643,500
Gartner, Inc., 144A, 5.125%, 4/1/2025	260,000	264,875
Jabil Circuit, Inc., 5.625%, 12/15/2020	3,750,000	4,012,500
Match Group, Inc., 6.375%, 6/1/2024	310,000	335,380
Micron Technology, Inc.:
5.5%, 2/1/2025	300,000	311,250
144A, 7.5%, 9/15/2023	950,000	1,060,437
NCR Corp.:
5.875%, 12/15/2021	105,000	109,463
6.375%, 12/15/2023	260,000	273,650
Netflix, Inc., 5.875%, 2/15/2025	750,000	806,250
Nielsen Co. Luxembourg SARL, 144A, 5.0%, 2/1/2025	590,000	587,787
NXP BV:
144A, 3.75%, 6/1/2018	1,125,000	1,147,500
144A, 4.125%, 6/1/2021	1,590,000	1,649,625
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023	300,000	306,750
Sanmina Corp., 144A, 4.375%, 6/1/2019	50,000	51,125
Symantec Corp., 144A, 5.0%, 4/15/2025	640,000	656,275
Western Digital Corp.:
144A, 7.375%, 4/1/2023	250,000	274,063
10.5%, 4/1/2024	425,000	500,969
		18,344,881
Materials 18.4%
AK Steel Corp.:
7.0%, 3/15/2027	2,595,000	2,583,634
7.5%, 7/15/2023	500,000	542,500
Alpha 3 BV, 144A, 6.25%, 2/1/2025	600,000	607,500
Anglo American Capital PLC:
144A, 4.125%, 9/27/2022	900,000	909,000
144A, 4.875%, 5/14/2025	2,000,000	2,040,400
Ardagh Packaging Finance PLC:
144A, 4.625%, 5/15/2023	415,000	418,113
144A, 6.0%, 2/15/2025	875,000	884,844
144A, 6.75%, 1/31/2021	645,000	667,188
144A, 7.25%, 5/15/2024	760,000	813,200
Ashland LLC:
3.875%, 4/15/2018	1,900,000	1,928,500
4.75%, 8/15/2022	1,800,000	1,863,000
Axalta Coating Systems LLC, 144A, 4.875%, 8/15/2024	300,000	307,500
Ball Corp., 4.375%, 12/15/2020	255,000	267,113
Berry Plastics Corp., 5.5%, 5/15/2022	800,000	831,000
BWAY Holding Co., 144A, 5.5%, 4/15/2024 (a)	1,440,000	1,451,707
Cascades, Inc., 144A, 5.5%, 7/15/2022	280,000	279,300
Chemours Co.:
6.625%, 5/15/2023	385,000	408,100
7.0%, 5/15/2025	175,000	188,388
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025	345,000	341,550
Constellium NV, 144A, 7.875%, 4/1/2021	1,550,000	1,654,625
Freeport-McMoRan, Inc.:
2.3%, 11/14/2017	1,350,000	1,343,250
2.375%, 3/15/2018	3,700,000	3,672,250
3.55%, 3/1/2022	950,000	881,125
Hexion, Inc., 6.625%, 4/15/2020	505,000	464,600
Hudbay Minerals, Inc.:
144A, 7.25%, 1/15/2023	130,000	137,800
144A, 7.625%, 1/15/2025	205,000	222,425
Huntsman International LLC, 5.125%, 11/15/2022	1,400,000	1,463,000
Kaiser Aluminum Corp., 5.875%, 5/15/2024	505,000	526,306
Mercer International, Inc., 144A, 6.5%, 2/1/2024	425,000	426,062
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021	500,000	512,500
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022	440,000	456,500
144A, 10.375%, 5/1/2021	300,000	333,750
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023	1,065,000	1,094,287
5.75%, 10/15/2020	1,785,000	1,836,337
144A, 7.0%, 7/15/2024	125,000	133,828
Sealed Air Corp.:
144A, 4.875%, 12/1/2022	230,000	239,630
144A, 5.125%, 12/1/2024	115,000	119,456
Teck Resources Ltd.:
3.75%, 2/1/2023	4,500,000	4,370,625
4.75%, 1/15/2022	1,345,000	1,388,981
144A, 8.5%, 6/1/2024	175,000	201,906
Tronox Finance LLC:
6.375%, 8/15/2020	1,185,000	1,189,444
144A, 7.5%, 3/15/2022	490,000	507,150
United States Steel Corp., 144A, 8.375%, 7/1/2021	1,500,000	1,665,000
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021	190,000	199,263
144A, 5.625%, 10/1/2024	95,000	100,106
		42,472,743
Real Estate 3.3%
CyrusOne LP:
144A, (REIT), 5.0%, 3/15/2024	340,000	349,350
144A, (REIT), 5.375%, 3/15/2027	450,000	454,500
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022	460,000	484,150
(REIT), 5.375%, 4/1/2023	1,275,000	1,327,594
(REIT), 5.375%, 5/15/2027	440,000	454,300
(REIT), 5.75%, 1/1/2025	345,000	364,837
(REIT), 5.875%, 1/15/2026	305,000	324,444
Howard Hughes Corp., 144A, 5.375%, 3/15/2025	1,030,000	1,019,700
Iron Mountain, Inc., 144A, (REIT), 4.375%, 6/1/2021	375,000	385,312
MPT Operating Partnership LP:
(REIT), 5.25%, 8/1/2026	125,000	123,125
(REIT), 6.375%, 2/15/2022	545,000	563,394
(REIT), 6.375%, 3/1/2024	620,000	666,500
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021	755,000	772,795
(REIT), 4.875%, 6/1/2026	290,000	301,963
		7,591,964
Telecommunication Services 14.2%
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020	180,000	188,712
Series T, 5.8%, 3/15/2022	1,315,000	1,356,094
Series S, 6.45%, 6/15/2021	1,035,000	1,099,574
Series W, 6.75%, 12/1/2023	1,010,000	1,052,925
Series Y, 7.5%, 4/1/2024	935,000	988,473
CommScope Technologies LLC, 144A, 5.0%, 3/15/2027	420,000	419,349
CommScope, Inc., 144A, 5.0%, 6/15/2021	490,000	503,475
Digicel Ltd.:
144A, 6.75%, 3/1/2023	745,000	664,913
144A, 7.0%, 2/15/2020	200,000	192,204
Frontier Communications Corp.:
6.25%, 9/15/2021	295,000	274,350
7.125%, 1/15/2023	1,040,000	912,278
8.5%, 4/15/2020	1,380,000	1,455,900
10.5%, 9/15/2022	1,285,000	1,301,062
Hughes Satellite Systems Corp., 7.625%, 6/15/2021	435,000	479,588
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024	1,160,000	1,229,600
Level 3 Financing, Inc.:
5.375%, 8/15/2022	2,145,000	2,217,394
5.375%, 1/15/2024	360,000	368,550
6.125%, 1/15/2021	2,160,000	2,235,600
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020	475,000	517,750
7.0%, 8/15/2020	2,000,000	2,147,500
Sprint Corp., 7.125%, 6/15/2024	2,250,000	2,401,875
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023	425,000	423,938
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024	2,020,000	2,153,825
6.125%, 1/15/2022	205,000	216,531
6.375%, 3/1/2025	1,047,000	1,128,142
6.464%, 4/28/2019	695,000	696,737
6.5%, 1/15/2026	30,000	32,850
6.625%, 4/1/2023	1,500,000	1,600,770
Telesat Canada, 144A, 8.875%, 11/15/2024	510,000	558,450
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020	375,000	387,656
Windstream Services LLC:
7.75%, 10/15/2020	335,000	340,025
7.75%, 10/1/2021	1,000,000	985,000
Zayo Group LLC:
144A, 5.75%, 1/15/2027	245,000	258,426
6.0%, 4/1/2023	970,000	1,024,562
6.375%, 5/15/2025	877,000	946,607
		32,760,685
Utilities 3.3%
AmeriGas Partners LP:
5.5%, 5/20/2025	890,000	883,325
5.75%, 5/20/2027	885,000	873,716
Calpine Corp.:
5.375%, 1/15/2023	465,000	469,092
5.75%, 1/15/2025	1,065,000	1,058,344
Dynegy, Inc., 7.625%, 11/1/2024	905,000	864,275
NGL Energy Partners LP, 5.125%, 7/15/2019	370,000	370,925
NRG Energy, Inc.:
6.25%, 7/15/2022	1,500,000	1,533,750
144A, 6.625%, 1/15/2027	290,000	289,275
7.25%, 5/15/2026	975,000	1,004,250
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019	190,000	194,275
		7,541,227
Total Corporate Bonds (Cost $290,543,648)		297,571,530

Loan Participations and Assignments 10.0%
Senior Loans*
Albertson's LLC, Term Loan B6, 4.302%, 6/22/2023	1,519,497	1,529,518
American Rock Salt Holdings LLC, First Lien Term Loan, 4.897%, 5/20/2021	2,181,133	2,178,407
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B1, 3.647%, 2/1/2023	1,452,172	1,466,490
BE Aerospace, Inc., Term Loan B, 4.033%, 12/16/2021	473,782	474,374
Calpine Corp., Term Loan B5, 3.9%, 1/15/2024	3,340,500	3,359,858
Community Health Systems, Inc.:
Term Loan G, 3.798%, 12/31/2019	182,584	181,713
Term Loan H, 4.048%, 1/27/2021	335,952	331,943
DaVita HealthCare Partners, Inc., Term Loan B, 3.732%, 6/24/2021	933,600	945,952
First Data Corp., Term Loan, 3.984%, 3/24/2021	4,731,708	4,773,111
Hilton Worldwide Finance LLC, Term Loan B2, 2.982%, 10/25/2023	795,318	802,413
Level 3 Financing, Inc., Term Loan B, 3.241%, 2/22/2024	975,000	977,843
NRG Energy, Inc., Term Loan B, 3.232%, 6/30/2023	1,613,950	1,622,754
Pinnacle Foods Finance LLC, Term Loan B, Zero Coupon, 2/2/2024	490,000	492,700
Ply Gem Industries, Inc., Term Loan, 4.147%, 2/1/2021	376,681	378,173
PolyOne Corp., Term Loan B, 3.131%, 11/12/2022	306,902	310,098
Quebecor Media, Inc., Term Loan B1, 3.539%, 8/17/2020	1,534,350	1,540,748
Valeant Pharmaceuticals International, Inc., Term Loan B, 5.57%, 4/1/2022	1,634,689	1,641,129
Total Loan Participations and Assignments (Cost $22,806,335)		23,007,224

	Shares	Value ($)

Cash Equivalents 3.0%
Deutsche Central Cash Management Government Fund, 0.74% (b) (Cost $6,956,953)	6,956,953	6,956,953

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $320,306,936)†	141.8	327,535,707
Notes Payable	(40.9)	(94,500,000)
Other Assets and Liabilities, Net	(0.9)	(1,980,274)
Net Assets	100.0	231,055,433

* Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2017.

† The cost for federal income tax purposes was $320,323,936. At March 31, 2017, net unrealized appreciation for all securities based on tax cost was $7,211,771. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,442,866 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,231,095.

(a) When-issued security.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

As of March 31, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	480,000	USD	522,398	4/28/2017	9,784	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosure regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (c)
Corporate Bonds	$ —	$ 297,571,530	$ —	$ 297,571,530
Loan Participations and Assignments	—	23,007,224	—	23,007,224
Short-Term Investments	6,956,953	—	—	6,956,953
Derivatives (d) Forward Foreign Currency Contracts	$ —	$ 9,784	$ —	$ 9,784
Total	$ 6,956,953	$ 320,588,538	$ —	$ 327,545,491

There have been no transfers between fair value measurement levels during the period ended March 31, 2017.

(c) See Investment Portfolio for additional detailed categorizations.

(d) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of March 31, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $313,349,983)	$ 320,578,754
Investment in Deutsche Central Cash Management Government Fund (cost $6,956,953)	6,956,953
Total investments in securities, at value (cost $320,306,936)	327,535,707
Foreign currency, at value (cost $10,038)	10,011
Receivable for investments sold	1,442,193
Receivable for investments sold — when-issued securities	1,433,467
Interest receivable	4,564,909
Unrealized appreciation on forward foreign currency exchange contracts	9,784
Other assets	4,726
Total assets	335,000,797
Liabilities
Cash overdraft	12,635
Payable for investments purchased	2,188,058
Payable for investments purchased — when-issued securities	6,440,000
Notes payable	94,500,000
Interest on notes payable	422,802
Accrued management fee	236,340
Accrued Directors' fees	1,126
Other accrued expenses and payables	144,403
Total liabilities	103,945,364
Net assets, at value	$ 231,055,433
Net Assets Consist of
Undistributed net investment income	988,439
Net unrealized appreciation (depreciation) on: Investments	7,228,771
Foreign currency	9,756
Accumulated net realized gain (loss)	(555,654,475)
Paid-in capital	778,482,942
Net assets, at value	$ 231,055,433
Net Asset Value
Net Asset Value per share ($231,055,433 ÷ 15,181,370 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 15.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended March 31, 2017 (Unaudited)
Investment Income
Income: Interest	$ 8,798,200
Income distributions — Deutsche Central Cash Management Government Fund	16,340
Other income	20,089
Total income	8,834,629
Expenses: Management fee	1,374,835
Administration fee	161,745
Services to shareholders	1,388
Custodian fee	17,064
Professional fees	72,049
Reports to shareholders	32,769
Directors' fees and expenses	7,472
Interest expense	921,654
Stock exchange listing fees	11,343
Other	32,174
Total expenses	2,632,493
Net investment income	6,202,136
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	740,455
Foreign currency	16,698
757,153
Change in net unrealized appreciation (depreciation) on: Investments	(425,151)
Foreign currency	11,350
(413,801)
Net gain (loss)	343,352
Net increase (decrease) in net assets resulting from operations	6,545,488

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the six months ended March 31, 2017 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 6,545,488
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities: Purchases of long-term investments	(104,972,552)
Net purchases, sales and maturities of short-term investments	(6,417,312)
Net amortization/accretion of premium (discount)	(93,482)
Proceeds from sales and maturities of long-term investments	100,709,596
(Increase) decrease in interest receivable	217,051
(Increase) decrease in other assets	(4,726)
(Increase) decrease in receivable for investments sold	(1,406,262)
(Increase) decrease in receivable for investments sold — when-issued securities	1,037,364
Increase (decrease) in interest on notes payable	288,088
Increase (decrease) in payable for investments purchased	2,188,058
Increase (decrease) in payable for investments purchased — when-issued securities	3,995,000
Increase (decrease) in other accrued expenses and payables	(73,907)
Change in unrealized (appreciation) depreciation on investments	425,151
Change in net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(11,387)
Net realized (gain) loss from investments	(740,455)
Cash provided by (used in) operating activities	1,685,713
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	12,635
Net increase (decrease) in notes payable	4,500,000
Distributions paid	(6,224,364)
Cash provided by (used in) financing activities	(1,711,729)
Increase (decrease) in cash	(26,016)
Cash at beginning of period	36,027
Cash at end of period (including foreign currency)	$ 10,011
Supplemental Disclosure
Interest paid on notes	$ (633,566)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

Operations: Net investment income	$ 6,202,136	$ 12,606,255
Net realized gain (loss)	757,153	(15,028,974)
Change in net unrealized appreciation (depreciation)	(413,801)	23,883,870
Net increase (decrease) in net assets resulting from operations	6,545,488	21,461,151
Distributions to shareholders from: Net investment income	(6,224,364)	(11,651,701)
Increase (decrease) in net assets	321,124	9,809,450
Net assets at beginning of period	230,734,309	220,924,859
Net assets at end of period (including undistributed net investment income of $988,439 and $1,010,667, respectively)	$ 231,055,433	$ 230,734,309
Other Information
Shares outstanding at beginning of period	15,181,370	15,181,370
Shares repurchased	—	—
Shares outstanding at end of period	15,181,370	15,181,370

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Six Months Ended 3/31/17 (Unaudited)		Years Ended September 30,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 15.20	$ 14.55	$ 16.17	$ 15.97	$ 16.03	$13.92
Income (loss) from investment operations: Net investment income[a]	.41	.83	.96	1.08	1.14	1.25
Net realized and unrealized gain (loss)	.02	.59	(1.59)	.07	(.08)	2.19
Total from investment operations	.43	1.42	(.63)	1.15	1.06	3.44
Less distributions from: Net investment income	(.41)	(.77)	(1.02)	(1.05)	(1.19)	(1.33)
NAV accretion resulting from repurchases of shares and shares tendered at a discount to NAV[a]	—	—	.03	.10	.07	—
Net asset value, end of period	$ 15.22	$ 15.20	$ 14.55	$ 16.17	$ 15.97	$ 16.03
Market value, end of period	$ 14.65	$ 14.15	$ 13.15	$ 14.64	$ 14.15	$ 15.97
Total Return
Based on net asset value (%)[b]	3.00**	10.55	(3.34)	8.78	7.77	25.73
Based on market value (%)[b]	6.50**	13.87	(3.52)	11.16	(4.15)	33.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	231	231	221	250	260	270
Ratio of expenses before fee reductions (including interest expense) (%)	2.30*	2.08	2.04	2.01	2.06	2.30
Ratio of expenses after fee reductions (including interest expense) (%)	2.30*	2.08	2.04	2.01	2.06	2.08
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.50*	1.47	1.57	1.52	1.47	1.44
Ratio of net investment income (%)	5.42*	5.70	6.05	6.53	7.01	8.12
Portfolio turnover rate (%)	32**	45	46	46	53	36
Total debt outstanding, end of period ($ thousands)	94,500	90,000	94,500	116,500	110,000	114,000
Asset coverage per $1,000 of debt[c]	3,445	3,564	3,338	3,145	3,363	3,369

[a] Based on average shares outstanding during the period.

[b] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche High Income Opportunities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland corporation. At the Fund's 2015 Annual Meeting of Stockholders held on September 30, 2015, the Fund's stockholders approved an amendment to the Fund's Articles of Incorporation, limiting the Fund's term of existence until March 30, 2018, or such earlier date as may be determined by the Fund's Board, at which time the Fund will be liquidated.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2016, the Fund had a net tax basis capital loss carryforward of approximately $556,394,000, including $453,469,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2017 ($198,233,000), September 30, 2018 ($243,689,000) and September 30, 2019 ($11,547,000), the respective expiration dates, whichever occurs first; and approximately $102,925,000 of post-enactment short-term ($5,805,000) and long-term ($97,120,000) losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash and foreign currency position at the Fund's custodian bank at March 31, 2017.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended March 31, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of March 31, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $503,000 to $538,000.

The following tables summarizes the value of the Fund's derivative instruments held as of March 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 9,784
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (b)	$ 19,951

The above derivative is located in the following Statement of Operations account:

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (c)	$ 11,387

The above derivative is located in the following Statement of Operations account:

(c) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of March 31, 2017, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 9,784	$ —	$ —	$ 9,784

C. Purchases and Sales of Securities

During the six months ended March 31, 2017, purchases and sales of investment securities (excluding short-term investments) aggregated $104,972,552 and $100,709,596, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The contractual management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Managed assets means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2017, the Administration Fee was $161,745, of which $27,739 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2017, the amount charged to the Fund by DSC aggregated $104, of which $52 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,713, all of which is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. Deutsche Central Cash Management Government Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At March 31, 2017, there was one shareholder account that held approximately 13% of the outstanding shares of the Fund.

F. Investing in High-Yield Debt Securities

High-yield debt securities, or junk bonds, are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities, as there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Borrowings

The Fund currently has a secured line of credit with a commercial bank with a commitment amount up to $100,000,000 with a maturity date of September 18, 2017. The note bears interest at the higher of either the Overnight Federal Funds rate or the Overnight LIBOR rate; or the LIBOR Term Rate, plus 0.95%. At March 31, 2017, the average borrowing cost was 2.30%. A commitment fee on the unused portion of the facility is charged to the Fund and is included with "interest expense" in the Statement of Operations.

At March 31, 2017, the Fund had a notes payable outstanding of $94,500,000. The weighted average outstanding daily balance of all loans during the six months ended March 31, 2017 was approximately $95,005,000, with a weighted average annualized borrowing cost of 1.95%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings or to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments including asset coverage and portfolio composition requirements, under the terms of the credit facility. Such restrictions and covenants contained in the credit facility impose asset coverage and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

During periods in which the Fund is using leverage, the fees received by the Advisor for investment management and advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including proceeds from the use of leverage.

There is no assurance that the Fund's leveraging strategy will be successful.

H. Share Repurchases

The Board of Directors previously authorized the Fund to effect periodic repurchases for up to 5% of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During its six months ended March 31, 2017 and the year ended September 30, 2016, the Fund did not purchase its shares of common stock on the open market.

On September 11, 2015, the Fund announced that the Fund’s Board of Directors extended the Fund’s existing open market share repurchase program for an additional 12-month period. The Fund was authorized to purchase an aggregate of up to 5% of the Fund’s outstanding shares of common stock in open market transactions over the period from December 1, 2015 until November 30, 2016 when the Fund’s shares trade at a discount to net asset value. The Board’s authorization of the repurchase program extension follows the previous repurchase program, which commenced on December 1, 2014 and ran until November 30, 2015.

On September 21, 2016, the Fund announced that the Fund’s Board of Directors extended the Fund’s existing open market share repurchase program for an additional 12-month period. The Fund may continue to purchase an aggregate of up to 5% of the Fund’s outstanding shares of common stock in open market transactions over the period from December 1, 2016 until November 30, 2017 when the Fund’s shares trade at a discount to net asset value. The Board’s authorization of the repurchase program extension follows the previous repurchase program, as noted above.

Liquidation and Dissolution — Amendment to the Fund's Articles of Incorporation

On July 10, 2015, the Fund announced that its Board of Directors had approved, subject to stockholder approval, an amendment to the Fund’s Articles of Incorporation requiring the liquidation and dissolution of the Fund. At the Fund’s 2015 Annual Meeting held on September 30, 2015, the Fund’s stockholders approved the amendment to the Fund’s Articles of Incorporation, limiting the Fund’s term of existence until March 30, 2018, or such earlier date as may be determined by the Fund’s Board, at which time the Fund will be liquidated.

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant"). DST Systems, Inc. (the "Plan Agent") has been appointed by the Fund’s Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact Deutsche AM Service Company (the "Transfer Agent") at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

Whenever the Fund declares an income dividend or a capital gain distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund’s common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant’s account shall be determined by dividing the dollar amount of the dividend or capital gain distribution payable on the Participant’s shares by the greater of the following amounts per share of the Fund’s common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund’s common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gain distribution on such Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date. Should the Fund declare an income dividend or capital gain distribution payable only in cash, the amount of such dividend or distribution on each Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. Open-market purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

Each Participant may send additional funds in the amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of shares of the Fund’s common stock for the Participant’s account. Such voluntary payments will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional shares of the Fund’s common stock as of that investment date. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Optional cash payments should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche High Income Opportunities Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
c/o Deutsche AM Service Company
P.O. Box 219066
Kansas City, MO 64121-9066
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the Fund’s common stock is traded, in the OTC market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant’s account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund’s Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gain distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund’s Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the Participant.

The service fees for handling capital gain distributions or income dividends will be paid by the Fund.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant’s notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gain distributions or income dividends. If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant’s shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct brokerage commissions for this transaction and any transfer taxes. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to Deutsche AM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors") approved the renewal of Deutsche High Income Opportunities Fund, Inc.’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the "Independent Directors").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s net asset value performance was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted that at a shareholders meeting held on September 30, 2015, shareholders approved an amendment to the Fund’s charter that set a limited term of existence for the Fund and will cause the Fund to liquidate on or before March 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the management fee and administrative services fee are charged on managed assets and the management fees received by DIMA will be higher during periods in which the Fund uses leverage. The Board considered that the Fund currently employs leverage through borrowings. The Board noted that the Fund’s total (net) operating expenses excluding certain investment related expenses and based on managed assets were expected to be higher than the median (4th quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015). The Board noted that, in connection with the 2012 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.85% of the Fund’s average daily managed assets effective October 1, 2012. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Additional Information

Automated Information Line	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

NYSE Symbol	DHG
CUSIP Number	25158Y 102

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

October 1 through October 31	-	$ -	-	759,069
November 1 through November 30	-	$ -	-	759,069
December 1 through December 31	-	$ -	-	759,069
January 1 through January 31	-	$ -	-	759,069
February 1 through February 29	-	$ -	-	759,069
March 1 through March 31	-	$ -	-	759,069

Total	-	$ -	-

On September 11, 2015, the Fund announced that the Fund's Board of Directors extended the Fund's existing open-market repurchase program for an additional twelve-month period. The Fund may continue to effect periodic repurchases, at management's discretion, for up to 5% (759,069) of the fund's outstanding common shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period December 1, 2015 through November 30, 2016. Under this plan, the Fund did not repurchase any shares in the open market during the period December 1, 2015 and November 30, 2016.

On September 12, 2016, the Fund announced that the Fund's Board of Directors extended the Fund's existing open-market repurchase program for an additional twelve-month period. The Fund may continue to effect periodic repurchases, at management's discretion, for up to 5% (759,069) of the fund's outstanding common shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value during the period December 1, 2016 through November 30, 2017. Under this plan, the Fund did not repurchase any shares in the open market during the period December 1, 2016 and March 31, 2017.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche High Income Opportunities Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	5/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	5/30/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	5/30/2017